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Supplement to Statement of Additional Information dated March 1, 2022

September 12, 2022
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve Harbor Emerging Markets Equity Fund and Harbor Money Market Fund (each, a “Fund”). The liquidation of each Fund is expected to occur on December 9, 2022 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of the Funds on the Liquidation Date.
Shareholders may exchange shares of a Fund for another Harbor fund, or redeem shares out of a Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Funds’ prospectus, until the Liquidation Date.
In order to ready the Funds for liquidation, each Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that each Fund will seek to achieve its investment objective as stated in the Funds’ prospectus.
Because the Fund will be liquidating, Harbor Emerging Markets Equity Fund is now closed to new investors. Harbor Money Market Fund was closed to new investors after the close of business on Friday, May 15, 2020 and will remain closed. The Funds will no longer accept additional investments from existing shareholders beginning on November 25, 2022. As of the Liquidation Date, the checkwriting privilege for shareholders in Harbor Money Market Fund will terminate. Effective immediately, check books will no longer be issued. Any checks written prior to the date of this supplement will be honored. Any checks written after the date of this supplement will be payable until the Liquidation Date.
Investors Should Retain This Supplement For Future Reference
S0922.SAI.HF